               SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
            the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 14,
1997
                   MONONGAHELA POWER COMPANY
     (Exact name of registrant as specified in its charter)

          Ohio               1-5164               13-5229392
     (State or other         (Commission File     (IRS Employer
      jurisdiction of         Number)              Identification
      incorporation)                               Number)


                     1310 Fairmont Avenue
                 Fairmont, West Virginia  26554
            (Address of principal executive offices)


Registrant's telephone number,
     including area code:                          (304) 366-3000

Item 5.   Other Events.

          The Exhibits to this Report listed in Item 7 below relate to the Registration Statements on Form S-3, No. 33-51301, No. 33-56262, No. 33-59131 and No. 333-31493.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

4(a) Seventy-Sixth Supplemental Indenture, dated as of November 1, 1997, Supplemental to First Mortgage, dated as of August 1, 1945.






                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   MONONGAHELA POWER COMPANY



Dated:  November 18, 1997          By: /s/ Thomas C. Sheppard, Jr.
                                   Name:   Thomas C. Sheppard, Jr.
                                   Title:  Assistant Secretary

                          EXHIBIT INDEX


Item No. 1     4(a)      Seventy-Sixth Supplemental Indenture, dated as of
                         November 18, 1997, Supplemental to First Mortgage, dated as of August 1, 1945.